Exhibit 99.1

Investor Presentation March 2021

Disclaimer This presentation (the “Presentation”) is being made in connection with a transaction (the “Transaction”) between Ardagh Group S.A. (“AGSA”) and Gores Holdings V, Inc. (“Gores”) involving the beverage can business of AGSA (“AMP” or “Ardagh Metal Packaging”). Confidentiality The information in this Presentation is highly confidential. The distribution of this Presentation by an authorized recipient to any other person is unauthorized. Any photocopying, disclosure, reproduction or alteration of the contents of this Presentation and any forwarding of a copy of this Presentation or any portion of this Presentation to any person is prohibited. The recipient of this Presentation shall keep this Presentation and its contents confidential, shall not use this Presentation and its contents for any purpose other than as expressly authorized by AGSA and Gores and shall be required to return or destroy all copies of this Presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this Presentation, the recipient is deemed to agree to the foregoing confidentiality requirements. This Presentation is for distribution only to persons who (1) have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Financial Promotion Order”), (2) are persons falling within Article 49(2)(a) to (d) (“high net worth companies, unincorporated associations etc.”) of the Financial Promotion Order, (3) are outside the United Kingdom, or (4) are persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000) in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “relevant persons”). This Presentation is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this document relates is available only to relevant persons and will be engaged in only with relevant persons. No Offer or Solicitation This Presentation relates to the proposed Transaction. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. PRIIPs/Prospectus Regulation/IMPORTANT – EEA AND UK RETAIL INVESTORS The shares of AMP to be issued in the Transaction (the “AMP Shares”) are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA or in the UK. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of MiFID II; or (ii) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017 (this regulation together with any implementing measures in any member state, the “Prospectus Regulation”). Consequently, no offer of securities to which this communication relates, is made to any person in any Member State of the EEA which applies the Prospectus Regulation who are not qualified investors for the purposes of the Prospectus Regulation, is made in the EEA and no key information document required by Regulation (EU) No. 1286/2014 (as amended the “PRIIPs Regulation”) for offering or selling the AMP Shares or otherwise making them available to retail investors in the EEA or in the United Kingdom will be prepared and therefore offering or selling the AMP Shares or otherwise making them available to any retail investor in the EEA or in the United Kingdom may be unlawful under the PRIIPs Regulation. No Representations and Warranties This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential investment in AMP relating to the Transaction and for no other purpose. AGSA and Gores assume no obligation to update or keep current the information contained in this Presentation, to remove any outdated information or to expressly mark it as being outdated. No securities commission or securities regulatory authority or other regulatory body or authority in the United States, the United Kingdom, the European Union or any other jurisdiction has in any way passed upon the merits of, or the accuracy and adequacy of, any of the information contained in this Presentation. This Presentation does not purport to contain all of the information that may be required to evaluate an investment relating to the Transaction, and any recipient should conduct its own independent analysis of AMP and Gores and the data contained or referred to in this Presentation. You should not construe the contents of this Presentation as legal, accounting, business or tax advice and you should consult your own professional advisors as to the legal, accounting, business, tax, financial and other matters contained herein. No representation or warranty, express or implied, is or will be given by AGSA or Gores or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation (including as to the accuracy or reasonableness of statements, estimates, targets, projections, assumptions or judgments) or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Transaction. Accordingly, none of AGSA, Gores or any of their respective affiliates, directors, officers, employees, or advisers or any other person shall be liable for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this Presentation and any such liability is expressly disclaimed. Forward Looking Statements This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Transaction, including statements regarding the benefits of the proposed Transaction, the anticipated timing of the proposed Transaction, the services or products offered by AGSA or AMP and the markets in which AGSA or AMP operates, business strategies, debt levels, industry environment, potential growth opportunities, the effects of regulations and Gores Holdings V’s, AGSA’s or AMP’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions). Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) the risk that the proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Gores Holdings V’s or AGSA’s securities; (ii) the risk that the proposed Transaction may not be completed by Gores Holdings V’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Gores Holdings V; (iii) the failure to satisfy the conditions to the consummation of the proposed Transaction, including the approval of the proposed Transaction by Gores Holdings V’s stockholders, and the satisfaction of the minimum trust account amount following redemptions by Gores Holdings V’s public stockholders; (iv) the effect of the announcement or pendency of the proposed Transaction on AGSA’s or AMP’s business relationships, performance, and business generally; (v) risks that the proposed Transaction disrupts current plans of AGSA or AMP and potential difficulties in AGSA or AMP employee retention as a result of the proposed Transaction; (vi) the outcome of any legal proceedings that may be instituted against Gores Holdings V or AGSA related to the proposed Transaction; (vii) the ability to maintain, prior to the closing of the proposed Transaction, the listing of Gores Holdings V’s securities on the NASDAQ, and, following the closing of the proposed Transaction, AMP’s shares on the NYSE; (viii) the price of Gores Holdings V’s securities prior to the closing of the proposed Transaction, and AMP’s shares after the closing of the proposed Transaction, including as a result of volatility resulting from changes in the competitive and highly regulated industries in which AMP plans to operate, variations in performance across competitors, changes in laws and regulations affecting AMP’s business and changes in the combined capital structure; and (ix) AMP’s ability to implement business plans, forecasts, and other expectations after the closing of the proposed Transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the definitive proxy statement (“the Definitive Proxy Statement” Gores Holdings V intends to file with the U.S Securities and Exchange Commission (the “SEC”), including those under “Risk Factors” therein, and other documents filed by Gores Holdings V, AGSA or AMP from time to time with the SEC. These filings identify and address (or will identify and address) other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Gores Holdings V, AGSA and AMP assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Gores Holdings V, AGSA or AMP gives any assurance that either Gores Holdings V or AMP will achieve its expectations.

Disclaimer (continued) Additional Information about the Transaction and Where to Find It In connection with the proposed transactions contemplated by the Business Combination Agreement by and between AGSA, Gores Holdings V and AMP (the “Business Combination Agreement”), (i) AMP is expected to file a registration statement on Form F-4 with the SEC that will constitute a prospectus of AMP and include a proxy statement of Gores Holdings V (the “Registration Statement”) and (ii) Gores Holdings V intends to file with the SEC the Definitive Proxy Statement in connection with the proposed business combination contemplated by the Business Combination Agreement and will mail the proxy statement/prospectus and other relevant documents to its stockholders. The proxy statement/prospectus will contain important information about the proposed business combination and the other matters to be voted upon at a meeting of Gores Holdings V’s stockholders to be held to approve the proposed business combination contemplated by the Business Combination Agreement and other matters. Before making any voting or other investment decision, investors and security holders of Gores Holdings V are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Transaction as they become available because they will contain important information about Gores Holdings V, AMP and the proposed Transaction. Investors and security holders will be able to obtain free copies of the Registration Statement and the Definitive Proxy Statement and all other relevant documents filed or that will be filed with the SEC by Gores Holdings V or AMP through the website maintained by the SEC at www.sec.gov, or by directing a request to Gores Holdings V, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou or by contacting Morrow Sodali LLC, Gores Holdings V’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400). Participants in Solicitation This Presentation is not a solicitation of a proxy from any investor or securityholder. Gores Holdings V, AGSA and AMP and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Gores Holdings V’s stockholders in connection with the proposed Transaction. Information about Gores Holdings V’s directors and executive officers and their ownership of Gores Holdings V’s securities is set forth in Gores Holdings V’s filings with the SEC, and information about AGSA’s and AMP’s directors and executive officers is or will be set forth in their respective filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed Transaction may be obtained by reading the proxy statement/prospectus regarding the proposed Transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph. Forecast and Illustrative Scenarios This Presentation contains information with respect to AMP’s current estimated debt capacity, results and liquidity. This forecast is based on currently available information and AGSA estimates. Neither AGSA nor its independent auditors audited, reviewed, compiled, or performed any procedures with respect to either information for the purpose of its inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. AGSA does not undertake any commitment to update or revise any such information, whether as a result of new information, future events or otherwise. The assumptions and estimates underlying the above-referenced information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in such information. See “Forward-Looking Statements” above. Industry and Market Data The information contained herein also includes information provided by third parties. Any estimates or projections contained herein involve elements of subjective judgment and analysis that may or may not prove to be accurate. None of AGSA, Gores, their respective affiliates or any third parties that provide information to AGSA, Gores or their respective affiliates, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information or are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. AGSA and Gores may have supplemented this information where necessary with information from discussions with AMP’s customers and AGSA’s own internal estimates, taking into account publicly available information about other industry participants and AGSA’s and AMP’s managements’ best view as to information that is not publicly available. None of AGSA, Gores or their respective affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. While such information is believed to be reliable for the purposes used herein, none of AGSA, Gores, their respective affiliates or any of their respective directors, officers, employees, members, partners, stockholders, or agents makes any representation or warranty with respect to the accuracy of such information. Certain Financial Measures This Presentation includes certain non-IFRS and non-GAAP financial measures that management use to assess AMP’s performance and make strategic decisions including the allocation of resources. Adjusted EBITDA consists of profit/(loss) before income tax charge /(credit), net finance expense, depreciation and amortization, and exceptional operating items. Adjusted EBITDA is being presented as Management and Gores believe that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in evaluating companies in the packaging industry and that this provides useful information to investors and others in understanding and evaluating AMP’s performance in the same manner as management. However, Adjusted EBITDA is not a financial measure calculated in accordance with either IFRS or GAAP and should not be considered as a substitute or an alternative to profit/(loss) as an indicator of operating performance or any other measures of performance derived in accordance with IFRS or GAAP. Using any such financial measure to analyze AMP’s business would have material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in AMP’s industry may report measures titled Adjusted EBITDA or similar measures, such financial measures may be calculated differently, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including profit/(loss) under IFRS and other financial results presented in accordance with applicable accounting standards. Changes and Additional Information in Connection with SEC Filing The information in this Presentation has not been reviewed by the SEC and certain information, such as the financial measures referenced above, may not comply in certain respects with SEC rules. As a result, the information in the registration statement AMP intends to file if the Transaction proceeds may differ from this Presentation to comply with SEC rules. If the Transaction proceeds, AMP intends to file a registration statement with the SEC, which will include information about AMP, Gores will file a proxy statement with the SEC, and the parties will file other documents, in each case regarding the Transaction with the SEC. The registration statement/proxy statement and those other documents will include substantial additional information about AMP and its business that is not contained in this Presentation. Once filed, the information about AMP and its business in the registration statement/proxy statement will update and supersede the information included in this Presentation. Trademarks and Trade Names AGSA and Gores and their respective affiliates own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended in, and does not imply, a relationship with AGSA, Gores or any of their affiliates, or an endorsement or sponsorship by or of AGSA, Gores or such affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that AGSA, Gores, their affiliates or any third parties whose trademarks are referenced herein will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor in these trademarks, service marks and trade names.

Presenters and Senior Leadership Ardagh Group Paul Coulson Chairman & CEO Became Chairman of Ardagh Group in 1998 and transformed the company from a single-plant operation into a leading global packaging business Founder of Yeoman International, Sterile Technologies and other businesses Ardagh Metal Packaging Oliver Graham CEO – 14 years of experience in the industry – Previously Group Commercial Director at Rexam – Previously Partner in the Consumer and Retail practice at Boston Consulting Group David Bourne CFO – Joined Ardagh as Group Finance Director Operations in 2014 – Previously 20 years at KPMG – 2 years secondment at DS Smith – 2 years secondment at AstraZeneca Gores Holdings V Alec Gores Chairman – Founder, Chairman and CEO of The Gores Group – 40+ years of experience as an entrepreneur and dealmaker; invested in over 130 companies across diverse sectors – Currently Chairman of Gores Holdings (“GH”) V and GH VI and CEO of Gores Metropoulos II – Previously Chairman of GH (Hostess), GH II (Verra), GH III (PAE) and GH IV (UWM); previously CEO of Gores Metropoulos (Luminar) Mark Stone CEO Senior Managing Director of The Gores Group Currently CEO of GH V and GH VI Previously CEO of GH (Hostess), GH II (Verra), GH III (PAE) and GH IV (UWM) Previously worked at Boston Consulting Group

Overview of Gores SPAC Franchise

Proven SPAC Track Record

- Six completed/announced transactions totaling over $27bn of transaction value
- Approximately $4.3bn in new cash equity delivered across six completed/announced transactions
- 8 SPACs raised to date, totaling approximately $3.3bn (prior to PIPE commitments)

Alignment with Key Stakeholders

- Selling shareholders: Compelling valuations and upside potential from rollover shares and earnout
- Investors: attractive entry valuation with long-term return potential
- $470m+ of capital committed in six completed/ announced transactions from Gores Sponsor & affiliates

An Attractive Opportunity for Prospective Targets

- Proceeds certainty supported by virtually zero redemptions across five completed transactions
- Significant experience ensures seamless transaction from upfront diligence through transaction close
- Proven record of providing expedited access to liquidity, capital and value creation

SPAC	Target	Transaction Close	Transaction Value	Proceeds Delivered	Redemption Rate
Gores Holdings	Hostess	November 2016	$2.3B	$725M	0%
Gores Holdings II	Verra Mobility	October 2018	$2.4B	$800M	<1%
Gores Holdings III	PAE	February 2020	$1.5B	$620M	0%
Gores Metropoulos	Luminar	December 2020	$2.9B	$590M	0%
Gores Holdings IV	UWM	January 2021	$16.1B	$925M	0%
Gores Holdings VI	Matterport	Q2 2021[(a)]	$2.3B	$640M[(a)]	N/A[(a)]

(a) Matterport transaction was announced on February 8, 2021 and is expected to close in Q2 2021

Note: An investment in Gores Holdings V or Ardagh Metal Packaging is not an investment in any other current or previous special purpose acquisition company sponsored by affiliates of The Gores Group (the "SPACs"). The historical results of the SPACs, including those represented in this presentation, are not necessarily indicative of future performance of Gores Holdings V or Ardagh Metal Packaging

ArdaghMetalPackaging 4

AMP’s infinitely recyclable products touch millions of consumers

AMP is a compelling investment opportunity

- Pre-eminent pure play beverage can company focused on 100% sustainable products
- Long-term industry megatrends and environmentally-conscious end consumers driving inflection point in beverage can demand
- Exceptional, multifaceted growth opportunity backed by long-term customer contracts
- Outsized customer relevance
- Highly visible, compelling financial profile with expanding margins
- Entrepreneurial owner manager culture
- Superior performance at an attractive entry multiple

Business highlights

100%
Infinitely recyclable products

100%
Pure play beverage can

#2 / #3
Player across geographies

5+ years
Contract length on new capacity

Financial highlights

$3.8bn
2021E Revenue

+52%
2024E volume growth backed by customer contracts

$654 – $1,117m
'21E – '24E Adj. EBITDA

20%
'21E – '24E Adj. EBITDA CAGR

ArdaghMetalPackaging 6

Well-invested platform primed to capitalize on exceptional growth opportunity

2015/2016

Acquired by Ardagh in June 2016

- Good market reputation
- Experienced management & skilled workforce
- High customer concentration

2016 – 2020

Company repositioning and investment

- Won high growth customers
- Invested in specialty cans
- Integrated company onto common platform
- Executed leading sustainability strategy

2021 – 2024

Winning strategy to capture growth

- $1.8bn investment to increase capacity by 55% and double Adj. EBITDA by 2024
- Longer contracts and better pricing
- Customer mix & specialty can focus drive outperformance
- Creates option value for future additional growth


'21E – '24E Adj. EBITDA CAGR: 20%
~$400
$545
$813
$1,117
2015 / 2016
2020A
2022E
2024E

ArdaghMetalPackaging
7

1 Company Overview 2 Investment Highlights 3 Financial Overview 4 Transaction Overview & Valuation Considerations

AMP is a global leader in sustainable aluminum packaging solutions 24 strategically located production facilities(a) Customers require significant scale and network flexibility Expansion projects underway in all geographies AMP’s manufacturing footprint Europe North America Brazil % of total sales(b) 47% 43% 10% Specialty cans as % of AMP total volume(b) ~40% ~45% >55% ïƒ~ Top 3 player in consolidated and rational industry #2 Europe #3 North America #3 Brazil 2019A market share Europe North America Brazil Other CP CCK Other CP Ball Ball 15% Ball CCK CCK 15% 28% Top 3: ~80% Top 3: ~80% Top 3: ~90% Market growth(c) ~5% 5-7% 6-10% (a) Includes Huron, OH facility acquired on December 9, 2020 (b) Represents 2020A data (c) Represents 2020E – 2023E demand CAGR Source: Company Information, Wall Street Research

Leading the way in sustainability—environmentally, ecologically and socially Emissions & ecology Minimize our GHG emissions ï,Ÿ Move to 100% renewable energyï,Ÿ SBTi: 27% reduction in CO2 by 2030ï,Ÿ Reduce VOC by 4%ï,Ÿ Increase recycled contentï,Ÿ Execute Light-weighting initiatives ï,Ÿ Annual energy efficiency programs ï,Ÿ Low carbon transportï,Ÿ Sustainable sourcing Minimize our ecological impact Water management Increase recycling and increase recycled content Promote circularity Increase waste recycling by 10% Reduce water consumption by 9% Social Our people & communities Our people ï,Ÿ Diversity and Inclusion ï,Ÿ Purpose and Engagement Levelsï,Ÿ Respect and Recognition ï,Ÿ Collaboration Our Communities: ï,Ÿ Engage proactively with our local communities through grassroots ‘Giving Back’ initiatives EcoVadis: Gold rating for the past 4 years; Industry leader with Carbon Disclosure Project; Committed to Science Based Targets and Signatory to the UN Global Compact committing to the UN’s 17 Sustainable Development goals

Aluminum is the most sustainable packaging material Cans have the highest Cans have the highest recycling rate(a) recycled content(a) BR: 98% 73% 3x Glass EU: 75% 24x Plastics (PET) 50% 29% 26% 23% 3% Cans PET Glass Cans Glass PET Aluminum product benefits: – 75% of aluminum ever produced remains in use – Aluminum is one of the few materials that can achieve 100% circularity – Beverage cans can be recycled and back on shelves in 60 days – Requires only 8% of energy to produce aluminum from recycled materials vs. virgin aluminum – 80% of consumers say infinite recyclability of cans matters to them – Lowest total cost of ownership(b) – Optimized for filling speed and cube efficiency – Versatility and unlimited graphic design opportunities Recycled Cans Metal Production (a) Data represents rates for North America (b) Average packaging material costs for all beverage types in Europe, measured in €/‘000—on a 100 basis Source: Company Information, Wall Street Research

Passionate about social sustainability Track record of “Giving Back” and focus on health & safety Created a $2 million fund to support those most affected by COVID-19 in communities where AMP operates. Funds were allocated to charities, nominated by local teams

1 Company Overview 2 Investment Highlights 3 Financial Overview 4 Transaction Overview & Valuation Considerations

Investment Highlights 1 Pre-eminent pure play beverage can company focused on 100% sustainable products Long-term industry megatrends and environmentally-conscious end consumers 2 driving inflection point in beverage can demand 3 Exceptional multifaceted growth opportunity backed by customer contracts Compelling financial profile with contracted revenue, expanding margins and 4 significant free cash flow generation 5 Entrepreneurial owner manager culture with deep bench

Pre-eminent pure play beverage can company focused on 100% sustainable products Infinitely recyclable products from a leader in sustainability Innovative aluminum packaging leader Growth-oriented customer mix Specialty can leadership Leader in sustainability with ambitious targets Positioned for volume growth and share expansion Lowest Total Costs of Ownership(a) Cans have the lowest Total Cost of Ownership with costs 14-27% lower than PET 137 129 116 110 100 Aluminum Can Carton Board PET Virgin—Green Glass PET Modified - Blended Barrier (a) Average packaging material costs for all beverage types in Europe, measured in €/‘000—on a 100 basis Source: Company Information. Wall Street Research

1 Management-driven transformation to growth platform

Successful transformation underpinned by favorable industry dynamics

2015 → Today & Beyond

Successfully invested in new high growth categories



Health & wellness
Sparkling water
Hard seltzer
Coffee & tea
CSD[(a)]
Beer

Increased customer diversification



2020:
~30% same 3 customers
NA customer exposure:
2016:
~70% top 3 customers

Shifted exposure towards attractive specialty can mix



>50%[(b)]
2016 Specialty can mix:
~34%

Key Industry Growth Highlights	Changing consumer preferences in beverages	Demand for beverage cans outstripping supply	Beverage cans taking share	Longer-term contracts provide high visibility

(a) Carbonated soft drink
(b) 2024E Company forecast
Source: Company Information, Wall Street Research

ArdaghMetalPackaging 16

Pre-eminent pure play beverage can company focused on 100% sustainable products AMP is the growth leader Overview of top 3 players Beverage can as % 100% 82% 54% of total revenue #1 #2 #3 Revenue (a) Growth % #1 #2 #3 Adj. EBITDA Announced new capacity (bn cans)(b) 30 21 15 % new / installed capacity(b) 55% 28% 23% (a) Period from 2020A – 2022E. AMP based on Management estimates, Ball and Crown based on consensus estimates (b) Capacity data based on 2021E – 2024E estimates, Crown capacity based on 2021E – 2022E estimates. Announced new capacity as of February 19, 2021. Installed capacity as of 2020E Source: Company Information, Wall Street Research

Multifaceted growth driven by long-term megatrends Convergence of multiple growth factors across geographies North America Europe Brazil Traditional categories Category growth New categories (e.g., health & wellness) TCO(a) / convenience Pack advantages Imagery, quality, ‘coolness’ Plastics substitution Sustainability / Environmental / ecological benefit regulation Regulatory changes Exceptional growth Strong growth Moderate growth (a) TCO = Total Cost of Ownership Source: Company Information, Wall Street Research

Long-term industry tailwinds driven by consumer preferences Sustainability focus is accelerating can demand 75% of N.A. new product launches in 2020 were in cans ~75% 61% 67% 50% 36% 41% 31% 2014 2015 2016 2017 2018 2019 2020E Can Other Millennials drive new product launch demand % of American adults who like to try new drinks (August 2019 – August 2020) Total US Adults 42% Millennials (1982–1999) 60% Gen Xers (1965–1981) 40% Baby Boomers (1946–1964) 27% Supply shortages in 2020 have resulted in massive backlog of delayed new product launches Increased use of recyclable packaging is key focus for large consumer products / food service companies Reusable / Recyclable / Recyclable Packaging Returnable Packaging Compostable / Biodegradable 100% by 2030 100% by 2025 100% by 2025 Recycled Content GHG Emission Reduction Recycled Content 50% by 2030 35% by ~2025 30% by 2025 Recyclable / Reusable Returnable Bottles Recyclable / Compostable / Compostable in the Netherlands / Biodegradable 100% by 2030 100% by 2022 100% by 2025 Recycled Content Renewable Energy Recycled Content 60% by 2030 70% by 2030 25% by 2025 Source: Company Information, Wall Street Research, YouGov August 2020 survey

2 Long-term industry tailwinds driven by consumer preferences

Consumers and global brand leaders are shifting away from plastic to aluminum

> *"7/10 adults would purchase a product that was better for the environment and 80% of consumers say that the infinite recyclability of cans matters to them."*
>
> The Aluminum Association

> *"Dasani will introduce aluminum cans this fall in the Northeast and expand to other regions in 2020 and aluminum bottles in several cities in mid-2020."*
>
> Coca-Cola

> *"Beginning in 2020, our Bubly sparkling water will no longer be packaged in plastic. In addition we will offer Aquafina in aluminum can packing in US foodservice outlets…Aquafina brand will test the retail market starting in 2020."*
>
> pepsi

Huge untapped market opportunity (capacity in bn)



~1,800bn
Global plastic beverage containers
(in beverage can unit equivalent)
A 1% shift in global plastic beverage containers translates to +18bn units in AMP's addressable market (+5%)
~500bn still water plastic beverage containers
(in beverage can unit equivalent)
Visible beverage can market growth
~115bn expected industry expansion
~65bn+ announced expansion(a)
+21bn AMP expansion

(a) Includes volumes of AMP, Ball, Crown and Canpack

Source: Company information, YouGov August 2020 survey

ArdaghMetalPackaging 20

2 Current supply is sold out; future new capacity is pre-sold
Strong demand and scarce supply drive industry inflection point

Inflection point in demand in key AMP geographies


North America
(bn cans)
CAGR: 3.0%
CAGR: 5-7%
94
106
130
124
2016A
2020E
2023E
Europe
(bn cans)
CAGR: 4.0%
CAGR: ~5%
62
73
84
2016A
2020E
2023E
Brazil
(bn cans)
CAGR: 7.7%
CAGR: 6-10%
23
31
41
37
2016A
2020E
2023E

Commentary

- Market short ~10bn cans due to new high growth categories, expected to take years to come into balance
- Demand driven by additional filling capacity, sustainability, new drink categories and very high growth in Germany
- Growth accelerated by structural shift from returnable glass to cans, premiumization of beer and new product introductions

Key takeaways

1. Market is short
2. Demand will continue to grow
3. Supply unable to keep pace with demand growth

Source: Company Information, Can Manufacturers Institute, Wall Street Research

Represents demand based on high end of CAGR range

ArdaghMetalPackaging 21

Highly visible forecast backed by customer contracts Growing with premier global customers Length of Key Customer Relationship End Market >30 years CSD >20 years Beer >10 years Hard Seltzer >20 years CSD 6 years Water / Seltzer >20 years Beer >15 years Energy >30 years Beer >30 years Tea >15 years Beer / Hard Seltzer Top 10 customers: ~60% of Revenue No single customer represents >17% of Revenue Contracted revenue as % of total revenue(a) 2% 4% 98% 96% 2021E 2022E Contracted / under negotiation with existing customers Uncontracted – key accounts (a) Excluding regional accounts in Europe Source: Company Information

Opportunity to partner with AMP on significant expansion plan Growth investments provide an opportunity for tremendous uplift in profitability and cash flow Fast growing demand and current supply shortage Secular sustainability trends Structural shift from plastics / glass to cans Optimally positioned with high growth customers Business Growth Investment (“BGI”) opportunity for to expand new capacity that is fully backed by customer commitments Capacity expansions focused on enhancements in existing facilities rather than greenfields, lowering execution risk North America Europe Brazil UK: Ohio: 1+ new line brownfield (3 lines) Alagoinhas North Carolina: 1 new line 2 new lines South East Brazil: greenfield (2 lines) Spain: Germany: 1 new line 1+ new line Jacarei: Mississippi: 1 new line 2 new lines $1.8bn investment through 2024 to increase capacity by 55% (no new equity required) Source: Company Information

Opportunity to partner with AMP on significant expansion plan Pre-sold, high growth, high return capital projects are projected to double Adj. EBITDA by 2024 Locations Timing Olive Branch, MS H1 2021 America Winston Salem, NC 2021-2022 North Huron, OH H1 2022 Germany H1 2022 Europe UK H1 2022 investment Spain H1 2023 8bn 1 $ Jacarei H1 2021 Brazil Alagoinhas H2 2023 South East Brazil H2 2022 (Greenfield Plant) Capacity (bn cans) +21bn (+55%) ~60 39 2020A 2024E Annual Adj. EBITDA ($m) +$572m (+105%) 3-year payback $1,117 $545 2020A 2024E Representative customers Source: Company Information

Compelling financial profile Proven management team and strategy will enable AMP to continue to deliver industry-leading growth 2015/2016 2016 – 2020 2021 to 2022+ Acquired by Ardagh Company repositioning Winning strategy to in June 2016 and investment(a) capture growth Volume 34bn 39bn 49bn ‘15A – ‘20A CAGR: ‘20A – ‘22E CAGR: 2.8% 12.1% Adj. EBITDA ~$400m $545m $813m (% margin) (13.3%) (15.8%) (17.9%) ‘15A – ‘20A CAGR: ‘20A – ‘22E CAGR: 6.4% 22.1% FCF(b) ~$300m $442m $712m ‘15A – ‘20A CAGR: ‘20A – ‘22E CAGR: 8.1% 26.9% Utilization rate ~90% High 90%’s High 90%’s New contract ~3 years 3-5 years 3-7 years length (a) Represents 2020A data (b) FCF calculated as Adj. EBITDA – Maintenance CapEx Source: Company Information

4 Compelling growth trajectory

Positioned for sustainable expansion beyond current plan

~$1.4bn additional BGI leads to ~15bn additional capacity and estimated incremental annual Adj. EBITDA of ~$400m+[(a)]

Expansion with customers

- New opportunities within existing regions (outside of BGI) supported by top 10 customers

Selected prior examples

GRUPO PETRÓPOLIS, MARK ANTHONY, ABInBev, DIAGEO

New geographies with existing customers

- Expansion with existing customers to enter new geographies under contract

Possible new geographies

Rest of World excluding India and China

New product categories

- Expand new categories:
  - Still water
  - CBD
  - Health drinks

Selected recent examples

- Sparkling water
- Hard seltzer
- Wine
- Coffee & tea

(a) Not included in forecast

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26

Entrepreneurial owner manager culture with deep bench Proven track record of delivering shareholder value Paul Coulson Shaun Murphy Oliver Graham David Bourne Bill Walton Gillian Duggan Chairman Vice Chairman CEO CFO COO Chief People Officer 22 1 14 9 39 1 Karin Hagen-Gierer John Hampson Jennifer Cumbee David Spratt Claude Marbach Jorge Bannitz Chief Procurement Chief Information Chief Sustainability CEO – Europe CEO – NA CEO – Brazil Officer Officer Officer 1 12 6 20 28 29 Source: Company Information

Sustainable organic growth opportunity Premier global pure play beverage can producer #2 / #3 Player across geographies 100% infinitely recyclable products 100% Beverage cans Accelerating demand driven by consumer preferences 12% ’20A – ’24E Revenue CAGR Favorable supply/demand dynamics 10bn Cans short in North America Strategic capacity expansion +52% ’20A – ’24E volume growth Substantial profitability growth +105% ’20A – ’24E Adj. EBITDA growth

1 Company Overview 2 Investment Highlights 3 Financial Overview 4 Transaction Overview & Valuation Considerations

Historical financial performance Revenue ($m) Adj. EBITDA ($m) and % margin FCF ($m) and % conversion(a) $3,451 $3,358 $3,372 $545 $3,064 $503 $442 $500 $402 $403 $452 $357 15.8% 14.7% 14.9% 14.9% 80.4% 80.1% 81.1% 79.0% 2017A 2018A 2019A 2020A 2017A 2018A 2019A 2020A 2017A 2018A 2019A 2020A Note: Historical financials as reported by Ardagh (a) FCF defined as Adj. EBITDA less Maintenance CapEx. % conversion defined as Adj. EBITDA less Maintenance CapEx / Adj. EBITDA Source: Company Information

Projected financial key assumptions

	Americas	Europe
Revenue ***+12% CAGR***	**+15% CAGR** ➢ North America: capitalize on favorable supply / demand dynamics ➢ Brazil: accelerating shift from bottles to cans and increased off-premise consumption	**+7% CAGR** ➢ Growth in new drink categories and mix shift towards specialty cans
Adj. EBITDA ***+20% CAGR***	**+25% CAGR** ➢ Improved terms ➢ Better mix ➢ Network efficiency improvements	**+11% CAGR** ➢ Improved terms ➢ Better mix ➢ Network efficiency improvements ➢ Continued efficiency initiatives
BGI	➢ North America: increase capacity at three facilities by end of 2021 ➢ Brazil: major investments in new lines and greenfield to double capacity by 2024	➢ New lines and specialty can conversions

Note: CAGRs over 2020A – 2024E period
Source: Company information

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31

Projected financial performance Revenue ($m) Adj. EBITDA ($m) and % margin FCF ($m) and % conversion(a) $5,521 $5,199 $4,532 $3,820 $1,117 $3,451 $996 $1,005 $884 $813 $712 $654 $545 $553 90.0% 20.2% 88.8% $442 87.6% 19.2% 17.9% 17.1% 84.5% 15.8% 81.1% 2020A 2021E 2022E 2023E 2024E 2020A 2021E 2022E 2023E 2024E 2020A 2021E 2022E 2023E 2024E Note: CAGRs over 2020A – 2024E period (a) FCF defined as Adj. EBITDA less Maintenance CapEx. % conversion defined as Adj. EBITDA less Maintenance CapEx / Adj. EBITDA Source: Company Information

Pro Forma 2021E Adj. EBITDA of $700m+

Includes incremental Adj. EBITDA of ~$50m from BGI projects expected to be completed by transaction close

(In $m)

BGI Projects Completed Before May 1, 2021



$654
$49
$704
Incremental Adj. EBITDA generated by BGI projects completed at the following facilities:
Olive Branch, MS
Valparaiso, IN
Jacarei, Brazil
Alagoinhas, Brazil
Oss, Netherlands
Enzesfeld, Austria
La Ciotat, France
2021E Adj. EBITDA
2021E Pro Forma Adj. EBITDA

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33

1 Company Overview 2 Investment Highlights 3 Financial Overview 4 Transaction Overview & Valuation Considerations

Transaction overview

- PF fully diluted enterprise value of $8,522m, representing a 10.5x multiple of 2022E Adj. EBITDA and a 12.1x multiple of 2021E PF Adj. EBITDA
- Ardagh will retain ~80% ownership in AMP
- As part of the transaction, AMP will raise $2,315m of new net debt (representing a net leverage multiple of 3.3x of 2021E PF Adj. EBITDA[(a)])

Pro forma valuation ($m)

Share Price	$10.00
X Pro Forma Shares Outstanding	607.3
Pro Forma Equity Value	**$6,073**
Plus: Net Debt and Capital Leases	2,449
Enterprise Value	**$8,522**
EV/2021E Adj. EBITDA ($654m)	*13.0x*
EV/2021E Pro Forma Adj. EBITDA ($704m)	*12.1x*
EV/2022E Adj. EBITDA ($813m)	*10.5x*

Sources ($m)

Cash in Trust[(b)]	$525
Proceeds from PIPE Raise	600
New Net Debt Raised	2,315
Ardagh Rollover	4,850
Total Sources	**$8,290**

Uses ($m)

Ardagh Rollover	$4,850
Cash Proceeds to Ardagh[(b)]	3,400
Estimated Gores Holdings V Deal Expenses	40
Total Uses	**$8,290**

Pro Forma Net Debt to Adj. EBITDA Progression[(a)(c)]



3.3x
2.3x
PF 2021E
2023E

Pro forma ownership[(d)]



GH V Stockholders
8.6%
GH V Sponsor
1.6%
PIPE Investors
9.9%
Ardagh Rollover
79.9%

(a) Leverage multiple reflects ~$2,650m debt raise and pro forma net debt of ~$2,315m (excluding impact of assumed estimated $134m capitalized lease obligations)
(b) Assumes no Gores Holdings V stockholder has exercised its redemption rights to receive cash from the trust account. This amount will be reduced by the amount of cash used to satisfy any redemptions
(c) PF 2021E represents $2,315m pro forma net debt at close divided by 2021E Pro Forma Adj. EBITDA. Excludes deal expenses related to Ardagh. 2023E leverage multiple represents year end net debt divided by 2023E Adj. EBITDA
(d) Assumes a nominal share price of $10.00. Ownership excludes impact of warrants and earnout. Earnout provides for additional shares to Ardagh that vest over five share price hurdles (receive 12.1m shares at each of the following share prices: $13.00, $15.00, $16.50, $18.00 and $19.50)

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35

AMP: Clear comparable to Ball

		AMP	Ball	Crown
Focus	Beverage can as % of total revenue	100%	82%	54%
	Corporate focus	Beverage can	Beverage can	Strategic review[(a)]
	Product mix	 Beverage can 100%	 Aerospace 15% Other 3%[(b)] Beverage can 82%	 Other 12%[(c)] Transit packaging 17% Beverage can 54% European food 17%
Growth	**Relative Growth '20A–'24E (CAGR)**			
	Capacity	12%	6%	11%[(d)]
	Adj. EBITDA	20%	12%	NA
	Adj. Net Income	27%	16%	NA
	Capacity Growth			
	# Cans	+21bn	+30bn	+15bn
	vs. current[(e)]	+55%	+28%	+23%
	Backed by customer contracts	✓	✓	✓
	BGI[(f)]	$1.8bn	$3bn+	NA
	BGI average % of Revenue	10%	~5%	NA

ArdaghMetalPackaging

- ✓ Pure play beverage can
- ✓ Superior financial growth metrics
- ✓ Meaningful operating leverage accelerating Adj. EBITDA and Adj. Net Income growth
- ✓ Capturing outsized portion of global capacity increase

(a) Crown announced comprehensive review of portfolio and capital allocation / return to drive shareholder value on November 5, 2019
(b) Includes Beverage Packaging Asia Pacific, Aerosol Packaging and Aluminum Cups
(c) Includes Crown's food can and closures business in N.A., aerosol can businesses in N.A. and Europe, promotional packaging business in Europe, and tooling and equipment operations in the U.S. and U.K.
(d) No announced capacity past 2022
(e) Current represents 2020A
(f) BGI from 2021E onwards

Source: Company information. Wall Street Research

ArdaghMetalPackaging 36

Superior historical and projected revenue and Adj. EBITDA growth relative to peers Growth benchmarking ’17A – ’20A Revenue growth CAGR ’17A – ’20A Adj. EBITDA growth CAGR 4.8% 4.0% 6.5% 3.7% 5.9% 4.4% AMP AMP Beverage Can Beverage Can Pure play beverage can Mostly beverage can Diversified packaging Pure play beverage can Mostly beverage can Diversified packaging ’20A – ’22E Revenue growth CAGR ’20A – ’22E Adj. EBITDA growth CAGR 14.6% 22.1% 14.0% 9.5% 9.2% 11.9% Beverage Can Beverage Can Pure play beverage can Mostly beverage can Diversified packaging Pure play beverage can Mostly beverage can Diversified packaging Note: Market data as of 02/19/2021 Source: Company information. Wall Street Research

Attractive entry multiple relative to growth profile provides significant return potential Valuation benchmarking TEV / 2021E Adj. EBITDA TEV / 2022E Adj. EBITDA Beverage Can: 16.7x 15.5x(b) Beverage Can: 15.2x (b) 13.0x(a) 14.0x 10.5x 12.1x(a) 10.7x 10.1x Pure play beverage can Mostly beverage can Diversified packaging Pure play beverage can Mostly beverage can Diversified packaging TEV / 2021E Adj. EBITDA / Growth(c) TEV / 2022E Adj. EBITDA / Growth(d) 1.9 1.3 1.3 1.2 0.9 0.5 Pure play beverage can Mostly beverage can Diversified packaging Pure play beverage can Mostly beverage can Diversified packaging Note: Market data as of 02/19/2021 (a) 12.1x represents multiple of 2021E Pro Forma Adj. EBITDA of $704m; 13.0x represents multiple of 2021E Adj. EBITDA of $654m (b) Valuation based on Wall Street research (c) Growth represents ‘19A – ‘21E Adj. EBITDA CAGR (d) Growth represents ‘20A – ‘22E Adj. EBITDA CAGR Source: Company information. Wall Street Research

Appendix

Continuously innovating to create a unique consumer experience

Matte Impact

Product Benefits

- Unique finish draws consumer's eye at POS
- Visual and haptic enhancement
- Strong contrast to glossy competition
- Ease of implementation throughout supply-chain



Reclosable Ends – *in development*

Product Benefits

- Presents greater comfort for 'on-the-go' consumption
- Competes with key PET features
- Carbonation concealability and extended beverage preservation



Thermo Impact

Product Benefits

- Colors based on pre-defined metrics
- Facilitates interaction with consumers at POS
- Enhances design opportunities



Nitro Can

Product Benefits

- Unique sound activated upon tab-opening
- Nitrogen release offers distinctive, cascading pour
- Technology delivers creamy foam with staying power
- Enhanced texture and mouth feel when consumed.



Consumers can replicate the effect of a traditional pub-poured beer at home

Embossed Feel

Product Benefits

- Specialty look and feel
- Highlights key details in overall design
- Consumer's eye drawn to detailing; stands out at POS


Embossed
Elevated Brand Name

Variable Print

Product Benefits

- Effective response to on-going trend of mass customization
- Allows brand to easily adapt to time-sensitive events
- Enables unique collectable programs



Variable print technology 1.0 – 3.0 offers a variety of customization opportunities, such as the appearance of high-resolution images through the contrast of the can or the basecoat and one printed color

ArdaghMetalPackaging 40

Proliferation of sizes How we define specialty Standard Specialty Special Heights(a) Sleek Slim SL Europe M 330ml and 500ml 375ml—568ml 250ml—355ml 150ml—250ml Regular shape Regular shape Sleek shape Slim shape Americas 12oz 16oz and 24oz 7.5oz—12oz Regular shape Regular shape Sleek shape (a) Standard body diameter but special heights Note: This is based on the product portfolio that AMP offers. This is not a comprehensive view of all sizes in the market

Risk factors summary Below is a summary of certain risks and uncertainties relating to AMP, AMP’s securities and to GHV and the Business Combination. The risks and uncertainties described below are not the only ones that AMP and GHV face, and you should consider them along with all the other information that will be included in filings made by GHV and AMP with the United States Securities and Exchange Commission (the “SEC”) when evaluating AMP and the proposed transactions, including a more detailed set of risk factors that will be included in a combined registration statement on Form F-4 and proxy statement that will be filed by AMP and GHV with the SEC in connection with the Business Combination. Risks Relating to AMP’s Business • AMP’s customers principally sell to consumers of beverages. If economic conditions affect consumer demand, AMP’s customers may be affected and so reduce their demand for AMP products. Additionally, the global credit, financial and economic environment, including the continuing effects of the global COVID-19 pandemic, could have a material adverse effect on AMP’s business, financial position, liquidity and results of operations. • AMP faces intense competition from other metal packaging producers, as well as from manufacturers of alternative forms of packaging. • An increase in metal beverage can manufacturing capacity, including that of AMP’s competitors, without a corresponding increase in demand for metal beverage can packaging could cause prices to decline, which could have a material adverse effect on AMP’s business, financial condition and results of operations. • As AMP’s customers are concentrated, its business could be adversely affected if it were unable to maintain relationships with its largest customers. In addition, further consolidation of AMP’s customer base could intensify pricing pressures or result in the loss of customers, either of which could have a material adverse effect on its business, financial condition and results of operations. • AMP’s profitability could be adversely affected by various factors, including the availability and cost of raw materials, increases in tariffs and duties, fluctuations in currency exchange rates and interest rates, and interrupted energy supplies and higher energy costs. • If AMP is unable to fully pass-through input costs to its customers, this may have an adverse effect on its financial condition and results of operations. • AMP is involved in a continuous manufacturing process with a high degree of fixed costs. Any interruption in the operations of AMP’s manufacturing facilities, including its supply chain, may adversely affect its business, financial condition and results of operations. • AMP is subject to various environmental and other legal requirements and may be subject to new requirements of this kind in the future that could impose substantial costs upon AMP. • AMP’s substantial debt could adversely affect its financial health and prevent it from fulfilling its obligations under its debt documents. • AMP will incur increased costs as a result of operating as a public company, and its management will devote substantial time to new compliance initiatives. • AMP’s ability to operate its business effectively depends in large part on the administrative and other support functions provided to it by AGSA pursuant to the Services Agreement to be entered into by AGSA and AMP. Following the expiration or termination of the Services Agreement, AMP’s ability to operate its business effectively may suffer if it is unable to cost-effectively establish its own administrative and other support functions in order to operate as a stand-alone company. • AMP does not have an operating history as a separate public company, and its historical financial results and its financial statements may not be representative of its results as a separate public company. Risks Relating to AMP’s Securities and the Business Combination • After completion of the Business Combination, AMP will be controlled by AGSA, whose interests may conflict with AMP’s interests and the interests of other shareholders. • Future sales of AMP’s Shares, including by AGSA, the PIPE Investors and GHV’s sponsor could have a negative impact on the price of AMP’s Shares. • There may not be a robust market for AMP’s securities, which would adversely affect the liquidity and price of its securities. • AMP is organized under the laws of Luxembourg and a substantial amount of its assets are not located in the United States. Accordingly, it may be difficult for its security holders to obtain or enforce judgments or bring original actions against AMP or its directors and officers in the United States. • As a foreign private issuer, AMP will be exempt from a number of U.S. securities laws and rules promulgated thereunder and will be permitted to publicly disclose less information than U.S. public companies are required to disclose. This may limit the information available to holders of AMP Shares. Conversely, if AMP loses its foreign private issuer status in the future, this could result in significant additional costs and expenses. • As a “controlled company,” AMP will qualify for and intends to rely on exemptions from certain NYSE corporate governance requirements. • The rights of AMP shareholders may differ from the rights they would have as shareholders of a U.S. corporation and consequently AMP shareholders may have more difficulty protecting their interests. Additionally, AMP’s Articles include compulsory share transfer provisions that may not provide AMP minority shareholders with the same benefits as they would have in a merger of a Delaware corporation • AMP will be subject to business uncertainties and contractual restrictions while the Business Combination is pending. • AMP, AGSA or GHV may waive one or more of the conditions to the Business Combination. • AMP will incur significant transaction costs in connection with the Business Combination. • If the Business Combination’s benefits do not meet the expectations of investors, shareholders or financial analysts, the market price of our securities may decline • If, following the Business Combination, securities or industry analysts do not publish research or reports about AMP, its business, or its market, then the price and trading volume of AMP’s shares could decline. • Warrants will become exercisable for AMP shares, which would increase the number of shares eligible for future resale in the public market and result in dilution to shareholders

MNP